September 7, 2021

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Annuity Investors Variable Account A, Registration Nos. 811-07299 and 33-59861

Annuity Investors Variable Account A, Registration Nos. 811-07299 and 33-65409

Ladies and Gentlemen:

We have transmitted to contract owners the semiannual reports for the period ended June 30, 2021 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account A invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact John Domaschko at 513.412.1401.

Sincerely,

/s/ John P. Gruber

John P. Gruber
Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-59861

Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-65409

1940 Act Number
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452

•  Invesco V.I. American Value Fund—Series I Shares

•  Invesco V.I. Capital Appreciation Fund—Series I Shares

•  Invesco V.I. Core Equity Fund—Series I Shares

•  Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares

• Invesco V.I. Government Securities Fund—Series I Shares • Invesco V.I. Main Street Fund®—Series I Shares
American Century® Variable Portfolios, Inc.	811-05188
• VP Capital Appreciation Fund—Class I Shares
• VP Large Company Value Fund—Class I Shares
• VP Mid Cap Value Fund—Class I Shares
• VP Ultra® Fund—Class I Shares
BlackRock Variable Series Funds, Inc.	811-03290
• BlackRock Basic Value V.I. Fund—Class I Shares
• BlackRock Global Allocation V.I. Fund—Class I Shares
• BlackRock Government Money Market V.I. Fund—Class I Shares
BlackRock Variable Series Funds II, Inc.	811-23346
• BlackRock High Yield V.I. Fund—Class I Shares
BNY Mellon Investment Portfolios	811-08673
• Technology Growth Portfolio—Initial Shares
BNY Mellon Stock Index Fund, Inc.—Initial Shares	811-05719
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Initial Shares	811-07044
BNY Mellon Variable Investment Fund	811-05125
• Appreciation Portfolio—Initial Shares
• Government Money Market Portfolio
• Growth and Income Portfolio—Initial Shares
• Opportunistic Small Cap Portfolio—Initial Shares
Deutsche DWS Investments VIT Funds	811-07507
• DWS Small Cap Index VIP—Class A
Janus Aspen Series	811-07736
• Janus Henderson Balanced Portfolio—Institutional Shares
• Janus Henderson Enterprise Portfolio—Institutional Shares
• Janus Henderson Forty Portfolio—Institutional Shares
• Janus Henderson Overseas Growth Portfolio—Service Shares
Morgan Stanley Variable Insurance Fund, Inc.	811-07607
• Core Plus Fixed Income Portfolio—Class I Shares
• U.S. Real Estate Portfolio—Class I Shares
PIMCO Variable Insurance Trust	811-08399
• PIMCO High Yield Portfolio—Administrative Class
• PIMCO Real Return Portfolio—Administrative Class
Janus Aspen Series	811-07736
• Janus Henderson Global Research Portfolio—Institutional Shares (closed)